                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
                    10.65% SENIOR REDEEMABLE DISCOUNT NOTES,
                            DUE SEPTEMBER 15, 2007,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                          FOR ANY AND ALL OUTSTANDING
                    10.65% SENIOR REDEEMABLE DISCOUNT NOTES,
                             DUE SEPTEMBER 15, 2007
                                       OF
                          NEXTEL COMMUNICATIONS, INC.
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
          ON JANUARY 14, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").


                                  Deliver to:
                 Harris Trust and Savings Bank, Exchange Agent

BY REGISTERED OR CERTIFIED     BY HAND OR OVERNIGHT DELIVERY: FACSIMILE TRANSMISSION NUMBER:
MAIL:                                                           (For Eligible Institutions
                                                                           Only)
HARRIS TRUST AND SAVINGS BANK  HARRIS TRUST AND SAVINGS BANK          (212) 701-7636
c/o Harris Trust Company       c/o Harris Trust Company        Confirm Receipt of Facsimile
  of New York                  of New York                             by Telephone:
P.O. Box 1010                  19th Floor                             (212) 701-7624
88 Pine Street                 New York, NY 10005
Wall Street Station
New York, NY 10268-1010

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. THIS INSTRUMENT SHOULD NOT BE DELIVERED TO THE COMPANY.


     The undersigned acknowledges that the undersigned has received and reviewed the Prospectus dated December 8, 1997 (the "Prospectus") of Nextel Communications, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its newly issued 10.65% Senior Redeemable Discount Notes due September 15, 2007 (the "Exchange Senior Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for $1,000 in principal amount at maturity of its outstanding 10.65% Senior Redeemable Discount Notes due September 15, 2007 (the "Private Notes"), of which $840,000,000 in principal amount at maturity are issued and outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.


     This Letter of Transmittal is to be completed by a Holder (as defined herein) of Private Notes either (i) if certificates are to be forwarded herewith or (ii) if a tender of certificates for Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Private Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in "The

Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Private Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed, and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Private Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE PROVIDING ANY INFORMATION BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT (212) 701-7624 OR AT ITS ADDRESS SET FORTH ABOVE.

     List below the Private Notes to which this Letter of Transmittal relates.

                          DESCRIPTION OF PRIVATE NOTES

NAME(S) AND ADDRESS(ES)                                 AGGREGATE PRINCIPAL
 OF REGISTERED HOLDERS                                AMOUNT OF PRIVATE NOTES       PRINCIPAL AMOUNT
 (PLEASE COMPLETE, IF                                     REPRESENTED BY            OF PRIVATE NOTES
        BLANK)              CERTIFICATE NUMBER(S)         CERTIFICATE(S)                TENDERED*
-----------------------    -----------------------    -----------------------    -----------------------

                                                      TOTAL

---------------
* Unless indicated in the column labeled "Principal Amount of Private Notes Tendered," any tendering Holder of Private Notes will be deemed to have tendered the entire principal amount of Private Notes represented by the column labeled "Aggregate Principal Amount of Private Notes Represented by Certificate(s)."

If the space provided above is inadequate, list the certificate numbers and principal amount of Private Notes on a separate signed schedule and affix the list to this Letter of Transmittal.

[ ]  CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Private Notes:
                                                 -------------------------------

--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

--------------------------------------------------------------------------------

Window Ticket Number (if available):
                                    --------------------------------------------

--------------------------------------------------------------------------------

Name of Institution that Guaranteed Delivery:
                                             -----------------------------------

--------------------------------------------------------------------------------

Account Number (if delivered by book-entry transfer):
                                                     ---------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS

                         (See Instructions 4, 5 and 6)

     To be completed ONLY (i) if certificates for Private Notes not tendered, or Exchange Senior Notes issued in exchange for Private Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Private Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC.

Issue Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                         (COMPLETE SUBSTITUTE FORM W-9)



                         SPECIAL DELIVERY INSTRUCTIONS

                         (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Private Notes not tendered, or Exchange Senior Notes issued in exchange for Private Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail and deliver Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Private Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Private Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns, and transfers to, or upon the order of, the Company all right, title and interest in and to the Private Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Notes with full power of substitution to (i) deliver certificates for such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (ii) present such Private Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign, and transfer the Private Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that (i) any Exchange Senior Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Senior Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Senior Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Senior Notes, and (iv) neither the Holder nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Senior Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold, and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Senior Notes are acquired in the ordinary course of such Holder's business and such Holder is not engaging in and does not intend to engage in a distribution of the Exchange Senior Notes and has no arrangement or understanding with any person to participate in a distribution of such Exchange Senior Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Senior Notes. If the undersigned is a broker-dealer that will receive Exchange Senior Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Senior Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a Participating Broker-Dealer, it acknowledges that during the 90-day period following the Expiration Date (or such longer applicable period if use of the Prospectus has been suspended by the Company) it will contact counsel to the Initial Purchasers at 212-859-8158 on a weekly basis to confirm the availability of the Prospectus for delivery in connection with such resales.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer, and purchase of the Private Notes tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Private Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Private Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" or, in the case of Private Notes tendered by book-entry transfer, such unaccepted Private Notes will be credited to an account at DTC, as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, and assigns.

     The undersigned understands that tenders of Private Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Senior Notes issued in exchange for the Private Notes accepted for exchange and return any Private Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Senior Notes issued in exchange for the Private Notes accepted for exchange and any certificates for Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s)). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Senior Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered.

     Holders of Private Notes who wish to tender their Private Notes and (i) whose Private Notes are not immediately available, or (ii) who cannot deliver their Private Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
               PRIVATE NOTES ARE BEING PHYSICALLY TENDERED HEREBY

-------------------------------------------        -------------------------------------------
                                                   (Date)

-------------------------------------------        -------------------------------------------
Signature(s) of Registered Holder(s)               (Date)
or Authorized Signatory

Area Code and Telephone Number(s):
                                  -------------------------------------

Tax Identification or Social Security Number(s):
                                                --------------------------------

     The above lines must be signed by the registered Holder(s) of Private Notes as their name(s) appear(s) on the certificate for the Private Notes or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal.

Name(s):      -----------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------
                                                (Please Print)
Capacity:
              -----------------------------------------------------------------------------------
Address:
              -----------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------
                                            (Include Zip Code)

              Signature(s) Guaranteed by an Eligible Institution (as hereinafter defined): (If required by Instruction 4)

              -----------------------------------------------------------------------------------
                                            (Authorized Signature)

              -----------------------------------------------------------------------------------
                                                  (Title)

              -----------------------------------------------------------------------------------
                                            (Name of Firm)

Dated__________________, 199____

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW.

                  PAYER'S NAME:  HARRIS TRUST AND SAVINGS BANK

SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX                Social Security Number
FORM W-9                           AT RIGHT AND CERTIFY BY SIGNING AND DATING          -------------------------------------
                                   BELOW.                                                                OR
                                                                                       -------------------------------------
                                                                                           Employer Identification Number

DEPARTMENT OF THE TREASURY         PART 2 -- Check the box if you are exempt from backup withholding. [ ]
INTERNAL REVENUE SERVICE
                                   CERTIFICATION -- Under the penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding. (You must cross out Item (2)
                                   above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your return.)
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION
NUMBER ("TIN")
CERTIFICATION

                                   SIGNATURE___________________________________________     DATE ____________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------------------  ----------------------------
               SIGNATURE                                      DATE

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE NOTES. The tendered Private Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR PRIVATE NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Holders who wish to tender their Private Notes and (i) whose Private Notes are not immediately available, or (ii) who cannot deliver their Private Notes, this Letter of Transmittal, or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Private Notes, the certificate number or numbers of such Private Notes and the aggregate principal amount of Private Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Private Notes or a Book-Entry Confirmation and any other required documents will be deposited by the Eligible Institution (as hereinafter defined) with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Private Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." Any Holder of Private Notes who wishes to tender his Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Private Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Private Notes, and withdrawal of tendered Private Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Private Notes not properly tendered or any Private Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Private Notes. The Company's interpretation of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal and those set forth in the Prospectus under the caption "The Exchange Offer -- Conditions," shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Private Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Private Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Private Notes may tender such Private Notes in the Exchange Offer. Any beneficial holder of Private Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such holder's name, or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership of Private Notes may take considerable time.

     3. PARTIAL TENDERS. If less than the entire principal amount of Private Notes represented by a certificate is tendered, the tendering Holder should fill in the aggregate principal amount tendered in the third column of the box entitled "Description of Private Notes" above. The entire principal amount of Private Notes set forth on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Private Notes is not tendered, then a Private Notes certificate for the principal amount of Private Notes not tendered and a certificate or certificates representing Exchange Senior Notes issued in exchange for any Private Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Private Notes are accepted for exchange, or in the case of Private Notes tendered by book-entry transfer, such untendered Private Notes and Exchange Senior Notes issued in exchange for any Private Notes accepted will be credited to accounts at DTC.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Private Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement, or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Private Notes tendered and the certificate or certificates for Exchange Senior Notes issued in exchange therefor are to be issued (or if certificates representing the principal amount of Private Notes not tendered are to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Private Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Private Notes listed, such Private Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Private Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Private Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Private Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(ii) if such Private Notes are tendered for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Senior Notes or substitute Private Notes for the principal amount of Private Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Senior Notes or Private Notes (for any principal amount of Private Notes not tendered or accepted for exchange) are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in this Letter of Transmittal.

     7. FORM W-9. Any Holder who tenders his Private Notes is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his or her social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 31% Federal income tax withholding on any payment made to Holders of the Exchange Senior Notes. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For additional information in this regard, please refer to the enclosed Guidelines for Certification of TIN on Substitute Form W-9. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Exchange Agent.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer, set forth in the Prospectus under the caption "The Exchange Offer -- Conditions," in the case of any Private Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any tendering Holder whose Private Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER. -- Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------   -----------------------------------------------
FOR THIS TYPE OF ACCOUNT:                               GIVE THE SOCIAL SECURITY NUMBER OF --
-----------------------------------------------------   -----------------------------------------------
1.    An individual's account                           The individual
2.    Two or more individuals (joint account)           The actual owner of the account or, if combined
                                                        funds, any one of the individuals(1)
3.    Custodian account of a minor (Uniform Gift to     The minor(2)
      Minors Act)
4.    (a) The usual revocable savings trust account     The grantor-trustee(1)
      (grantor is also trustee)
      (b) So-called trust account that is not a legal   The actual owner(1)
      or valid trust under State law
5.    Sole proprietorship account                       The owner(3)
-----------------------------------------------------   -----------------------------------------------
FOR THIS TYPE OF ACCOUNT:                               GIVE THE EMPLOYER IDENTIFICATION NUMBER OF --
-----------------------------------------------------   -----------------------------------------------
6.    A valid trust, estate, or pension trust           The legal entity (Do not furnish the
                                                        identifying number of the personal
                                                        representative or trustee unless the legal
                                                        entity itself is not designated in the account
                                                        title.)(4)
7.    Corporate account                                 The corporation
8.    Religious, charitable, or educational             The organization
      organization account
9.    Partnership                                       The partnership
10.   Association, club or other tax-exempt             The organization
      organization
11.   A broker or registered nominee                    The broker or nominee
12.   Account with the Department of Agriculture in     The public entity
      the name of a public entity (such as a State or
      local government, school district, or prison)
      that receives agricultural program payments

------------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's Social Security Number.

(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

     - A corporation.

     - A financial institution.

     - An organization exempt from tax under Section 501(a), or an individual retirement plan.

     - The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     - An international organization or any agency or instrumentality thereof.

     - A registered dealer in securities or commodities registered in the United States or a possession of the United States.

     - A real estate investment trust.

     - A common trust fund operated by a bank under Section 584(a).

     - An entity registered at all times under the Investment Company Act of 1940.

     - A foreign central bank of issue.

     - A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

     - Payments to nonresident aliens subject to withholding under Section 1441.

     - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

     - Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

                         (DO NOT WRITE IN SPACE BELOW)

CERTIFICATE     PRIVATE NOTES     PRIVATE NOTES
SURRENDERED        TENDERED          ACCEPTED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Delivery Prepared by:
                     ---------------------------

Checked by:
           -------------------------------------

Date:
     -------------------------------------------

                       NOTICE OF GUARANTEED DELIVERY FOR
                          NEXTEL COMMUNICATIONS, INC.


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nextel Communications, Inc. (the "Company") made pursuant to the Prospectus, dated December 8, 1997 (the "Prospectus"), if certificates for Private Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m, New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail, overnight courier or hand delivery to Harris Trust and Savings Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                                  Deliver to:

                 Harris Trust and Savings Bank, Exchange Agent

By Registered or Certified Mail:     By Hand or Overnight Delivery:     Facsimile Transmission Number:
                                                                          (For Eligible Institutions
                                                                                     Only)
Harris Trust and Savings Bank        Harris Trust and Savings Bank              (212) 701-7636
c/o Harris Trust Company             c/o Harris Trust Company            Confirm Receipt of Facsimile
    of New York                          of New York                             by Telephone:
P.O. Box 1010                        88 Pine Street                             (212) 701-7624
Wall Street Station                  19th Floor
New York, NY 10268-1010              New York, NY 10005

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. By so tendering, the undersigned hereby does make, at and as of the date hereof, the representations and warranties of a tendering Holder of Private Notes set forth in the Letter of Transmittal.

Principal Amount of Private Notes                 If Private Notes will be delivered by
Tendered:                                         book-entry transfer to the Depository
                                                  Trust Company, provide account number:

                                                  DTC Account Number
------------------------------------------                          ------------------------------------

Certificate Nos. (if available):

------------------------------------------

Total Principal Amount Represented by
Private Notes Certificate(s):

------------------------------------------

--------------------------------------------------------------------------------

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS, AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

------------------------------------               ---------------------------
                                                              (Date)

------------------------------------               ---------------------------
Signature(s) of Registered Holder(s)                          (Date)
or Authorized Signatory

Area Code and Telephone Number:
                               --------------------------

     Must be signed by the Holder(s) of Private Notes as their name(s) appear(s) on certificates for Private Notes or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below:

                      (Please print name(s) and addresses)

Name(s):
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                                     (Please Print)

Capacity:
         ----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                                   (Include Zip Code)

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an officer or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within three New York Stock Exchange trading days after the Expiration Date.

---------------------------------------------     ---------------------------------------------
                Name of Firm                                  Authorized Signature

---------------------------------------------     ---------------------------------------------
                   Address                                            Title

                                                  Name:
---------------------------------------------          ----------------------------------------
                  Zip Code                                   (Please Type or Print)

Area Code and Telephone No.                       Dated:
                           ------------------           ---------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM. CERTIFICATES FOR PRIVATE NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.